POWER OF ATTORNEY



               The  undersigned hereby  authorizes and appoints  William G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.







          Date:  March 9, 1996               /s/   Tenley E. Albright, M.D.
                 ---------------             ------------------------------
                                             Tenley E. Albright, M.D.

                                  POWER OF ATTORNEY



                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996                     /s/   G. W. Ebright
                 --------------                    -------------------
                                                   George W. Ebright

                                  POWER OF ATTORNEY


                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996               /s/    George J.  Hauptfuhrer, Jr.
                 --------------              ------------------------------
                                             George J. Hauptfuhrer, Jr.

                                  POWER OF ATTORNEY
                                 -------------------



                 The undersigned hereby authorizes  and appoints William G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended December  31, 1995  and all  amendments, exhibits  and supplements thereto.




          Date:  March 9, 1996                     /s/   L. Robert Johnson
                 --------------                    -----------------------
                                                   L. Robert Johnson

                                  POWER OF ATTORNEY
                                ----------------------



                 The undersigned hereby authorizes  and appoints William G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended December  31, 1995  and all  amendments, exhibits  and supplements thereto.




          Date:  March 9, 1996               /s/   William H. Longfield
                 --------------              ------------------------------
                                             William H. Longfield

                                  POWER OF ATTORNEY
                                ---------------------



                 The undersigned hereby authorizes  and appoints William G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended December  31, 1995  and all  amendments, exhibits  and supplements thereto.



          Date:  March 9, 1996                     /s/   J. P. Neafsey
                 --------------                    --------------------
                                                   John P. Neafsey

                                  POWER OF ATTORNEY
                                ---------------------


                 The undersigned hereby authorizes  and appoints William G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended December  31, 1995  and all  amendments, exhibits  and supplements thereto.




          Date:  March 9, 1996                     /s/   Monroe E. Trout
                 --------------                    --------------------
                                                   Monroe E. Trout, M.D.

                                  POWER OF ATTORNEY
                                ----------------------

                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996                     /s/   William S. West
                 --------------                    --------------------
                                                   William S. West

                                  POWER OF ATTORNEY
                               ------------------------

                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996                     /s/   J. Roffe Wike, II
                 --------------                    --------------------
                                                   J. Roffe Wike, II

                                  POWER OF ATTORNEY
                                ---------------------


                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996               /s/   Geoffrey F. Worden
                 -------------               ----------------
                                             Geoffrey F. Worden

                                  POWER OF ATTORNEY
                                ----------------------


                 The undersigned hereby authorizes and appoints William  G.

          Little  and Raymond  J.  Land,  and  each  of  them,  as  his/her attorneys-in-fact  to  sign  on  his/her behalf  and  in  his/her capacity  as a director of The West Company, Incorporated, and to file, the Company's  Annual Report  on Form 10-K  for the  fiscal year ended  December 31,  1995 and  all amendments,  exhibits and supplements thereto.



          Date:  March 9, 1996               /s/   Victor E. Ziegler
                 -------------               ----------------
                                             Victor E. Ziegler